WILSHIRE MUTUAL FUNDS, INC.

(the “Company”)

Supplement dated March 27, 2007 to the Prospectus of the Investment and

Institutional Class Shares of the Company dated May 1, 2006

This Supplement information replaces and supersedes any contrary information contained in the Prospectus.

Pursuant to the Company’s Investment Advisory Agreement with Wilshire Associates Incorporated (“Wilshire”), previously approved by shareholders of the Company, Wilshire and the Board of Directors (the “Board”) of the Company may employ and terminate sub-advisors without stockholder approval.

On January 22, 2007, the Board unanimously approved the appointment of Columbus Circle Investors (“CCI”), Logan Capital Management, Inc. (“Logan”), Payden & Rygel (“Payden”), Quest Investment Management, Inc. (“Quest”), Renaissance Investment Management (“Renaissance”), Sawgrass Asset Management, L.L.C. (“Sawgrass”) and Victory Capital Management Inc. (“Victory”), as new sub-advisers to the Large Company Growth Portfolio (the “Portfolio”), effective February 1, 2007.

Los Angeles Capital Management and Equity Research (“LA Capital”), Delaware Management Company, a series of Delaware Management Business Trust (“Delaware”) and Goldman Sachs Asset Management (“GSAM”) will continue as sub-advisers to the Portfolio.

Effective February 1, 2007, Wilshire has allocated assets of the Portfolio to the following seven sub-advisers: CCI, Logan, Payden, Quest, Renaissance, Sawgrass and Victory. LA Capital continues to manage a portion of the assets of the Portfolio. Also effective February 1, 2007, Wilshire determined that 0% of the assets of the Portfolio would be managed by Delaware and GSAM. Wilshire may change the allocation of assets of any sub-adviser of the Company at any time without Board approval.

The following information has been added to the section entitled “Main Investment Strategies” for the Large Company Growth Portfolio starting on page 16 of the Prospectus.

CCI

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Logan

Logan’s investment policy is that superior security selection can be achieved by combining the analysis of macroeconomic trends, fundamental characteristics and technical trends. This combination results in a portfolio of securities that have been chosen on factors beyond just the specifics of one company’s business and allows Logan’s managers to factor in multiple inputs when evaluating a decision. The

1

resulting portfolio is one which contains companies with higher expected earnings growth rates than the broader market that have been purchased at inflection points of improving sustainable earnings growth.

Payden

Payden’s large cap growth strategy is based upon the philosophy that over the long term, stock price appreciation follows earnings growth. The portfolio managers strive to create a portfolio of companies that they expect will grow their profits faster than their peer average. The managers believe that they can achieve such a portfolio through a bottom-up stock selection process, focusing on three types of companies: companies with long-term track records of above-average earnings growth and companies with earnings growth that the managers believe is underestimated.

Payden also places an emphasis on risk management. The portion of the Portfolio managed by Payden is well diversified and generally contains 50 to 70 stocks. Style consistency is maintained by monitoring risk factors, portfolio characteristics and tracking error to the appropriate benchmark.

Quest

Quest’s investment decision process begins with a disciplined top-down strategy, initiating investment considerations with an analysis of credit, quantitative valuation and psychological indicators, and a qualitative evaluation of economic, political and social cycles/trends. This market cycle evaluation incorporates examination of the valuation level of the market, the direction of monetary policy and consideration of the psychology of the market. The purpose of this top-down work is to determine the overall direction of the market.

Decisions on sector and industry weightings, as well as individual stock selection, begin with an unbiased evaluation of sector, industry and stock strength. Quest utilizes a multi-component screening process to examine technical, fundamental and valuation metrics for the eligible investable universe of stocks. The first level of screening determines the investment health of the economic sectors and industries. This screen will help to determine the sector weights of the portfolio and will generate an initial list of attractive stocks. An additional level of screening narrows the list of stocks to a shorter list of stocks to own taking into account subjective qualifications on the economic outlook for the individual sectors and industries. The final screen pinpoints the optimal time to buy the stock factoring in technical chart analysis.

Renaissance

Renaissance utilizes disciplined and systematic methods for identifying attractive growth companies with strong business and earnings momentum trading at reasonable valuations. Renaissance believes that portfolio management is both art and science. Renaissance employs advanced quantitative tools and techniques to help identify superior companies and superior investment opportunities. Ongoing research, in the form of both security selection and enhanced quantitative methods, is integral to continued success. The investment style seeks growth at a reasonable price. Renaissance’s disciplined approach in selecting stocks and building portfolios has been a strong contributor to its performance. Renaissance’s investment process consists of the following three distinct stages:

1. Profitability & Financial Strength Analysis

The stock selection process begins with a universe of the 1,000 largest U.S. companies. This universe is then screened to identify those companies with above-average historical rates of profitability and strong

2

financial characteristics. This initial screening process highlights only those companies with successful business records and strong operating results.

2. Multi-Dimensional Analysis

Renaissance is typically, then left with approximately 400-500 companies that are given further consideration. These companies are subjected to a rigorous quantitative scoring process whereby each is analyzed and ranked on the basis of historical growth, future earnings expectations and valuation. The end result of this analysis is a composite ranking. Only the top 20% of companies in this composite ranking are eligible for further review.

3. Qualitative Analysis

At this point, the analysis becomes purely qualitative. Renaissance analysts examine each company ranked in the top 20% considering their company fundamentals, business momentum, and management strategy, as well as many other factors. Renaissance utilizes outside research sources as well as their own analysis in this effort. Only the most attractive companies on the basis of this further qualitative review are then finally selected for client portfolios. Renaissance’s scoring process also serves as a very effective sell discipline. Any issue falling below the top 40%, on the basis of our scoring process, is considered an automatic sale candidate, and triggers the sell discipline. This discipline results in companies being sold in favor of more attractively ranked companies. Portfolios typically hold 50-60 positions, equal-weighted at time of purchase. The maximum sector allocation is 40%. The maximum security position at market is twice its initial equal weight.

Sawgrass

Sawgrass’ large cap growth investment philosophy embraces the belief that it is possible to add value over time by consistently applying a structured discipline that identifies attractive companies with demonstrated earnings growth, strong earnings momentum, rising earnings estimates and securities that are reasonably valued relative to their long term growth expectations. Combining these elements in a sector specific modeling process, allows Sawgrass to identify companies early in their cycle of positive change, which offers above average growth potential.

Victory

Victory employs a growth-oriented style using bottom-up fundamental company analysis as a basis for all investment decisions. Victory constructs its portion of the Portfolio with high-quality, large-capitalization equity securities that Victory believes are likely to produce superior earnings growth.

Earnings growth drives stock prices over time. Victory seeks high-quality companies that have growing earnings, strong financial foundations, market-leadership, and superb management teams. The investment team seeks to generate alpha (relative to the Russell 1000 Growth Index) by owning a focused portfolio of high-quality growth companies that Victory believes will deliver earnings growth greater than that which the market expects. Victory employs a bottom-up, long-term approach in managing a focused portfolio of approximately 25 stocks. Victory sells a stock when the fundamental characteristics deteriorate or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached. Victory does not time the market and seeks to remain fully invested at all times.

3

The following information regarding CCI, Logan, Payden, Quest, Renaissance, Sawgrass and Victory should be added to the section of the Prospectus entitled “Investment Sub-Advisers” on page 22.

CCI

Wilshire has entered into a sub-advisory agreement with CCI, effective February 1, 2007, to manage a portion of the Portfolio, subject to the supervision of Wilshire and the Company’s Board. The investment team is comprised of seven research analysts and Anthony Rizza, the portfolio manager that is primarily responsible for the day-to-day management of CCI’s portion of the Portfolio. Anthony Rizza, CFA, Senior Managing Director and Portfolio Manager, joined CCI in 1991. He has managed CCI’s large cap growth portfolios since 1998. His primary function during the last five years has been Portfolio Manager for CCI’s large cap growth portfolios.

CCI, located at One Station Place, Stamford CT 06902, is a registered investment advisory firm investing primarily in common stocks and other equity securities with strong earnings growth potential. Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results. CCI had $8 billion in assets under management as of December 31, 2006.

Logan

Wilshire has entered into a sub-advisory agreement with Logan, effective February 1, 2007, to manage a portion of the Portfolio, subject to the supervision of Wilshire and the Company’s Board. Logan’s investment team is comprised of Al Besse, David P. Harrison, Stephen S. Lee and Dana H. Stewardson.

Logan, located at Six Coulter Avenue, Ardmore, PA 19003 is a registered investment advisory firm specializing in Domestic Large Cap Growth Investments. Logan had $1.333 billion in assets under management as of December 31, 2006.

Al Besse is a founder and portfolio manager for the firm, and serves as Logan’s President. As a member of the Growth Equity investment team he is responsible for the firm’s technical analysis effort. Prior to joining Logan, Mr. Besse was a Vice President at First Fidelity Bank serving as co-manager of the Charitable Equity Fund. During his decade at the bank, he played a key role in the formation and development of First Fidelity’s $2 billion Charitable Funds Management unit. Mr. Besse is a graduate of Haverford College (BA) and The Wharton School of the University of Pennsylvania (MBA). Mr. Besse has 23 years of investment experience.

David P. Harrison is a founder, portfolio manager and a member of the Growth Equity and Fixed Income investment teams for the firm. Additionally, he serves as Chairman of Logan. During his 28 years at First Fidelity Bank, Mr. Harrison served as research analyst, portfolio manager and, ultimately, head of the bank’s $2 billion Institutional Funds Management Group. He was also responsible for establishing the Fidelity Social Principles Fund. Mr. Harrison received his degree from St. Ambrose College (BA) and has been a member of The Financial Analysts of Philadelphia since 1968. Mr. Harrison has 40 years of investment experience.

Stephen S. Lee is a founder, portfolio manager and a member of the Growth Equity investment team for the firm. Additionally, he is responsible for the firm’s compliance. His background includes finance,

4

marketing and extensive programming experience. Mr. Lee has served as a Vice President of Mercer Capital Management and as a Financial Consultant at Merrill Lynch. He is a graduate of Lehigh University (BS). Mr. Lee has 16 years of investment experience.

Dana H. Stewardson is a founder, portfolio manager and a member of the Growth Equity investment team for the firm. He has served his clients as a portfolio manager for several investment firms including Mercer Capital Management, Edward C. Rorer & Co. and Kidder, Peabody & Co. Mr. Stewardson is a graduate of Ohio Wesleyan University (BA) and is a member of The Financial Analysts of Philadelphia. Mr. Stewardson has 23 years of investment experience.

Payden

Wilshire has entered into a sub-advisory agreement with Payden, effective February 1, 2007, to manage a portion of the Portfolio, subject to the supervision of Wilshire and the Company’s Board. Payden’s investment team is comprised of Christopher Orndorff, CFA, and James Wong, CFA. Both Messrs. Orndorff and Wong have managed the large cap growth strategy since its inception, seven years ago. The firm manages and sub-advises for a variety of fixed income, equity and balanced strategies, predominantly for institutional clients and co-mingled investment vehicles. The firm’s strategies include but are not limited to U.S. and global fixed income (low duration, core, LIBOR-based, LDI, long duration) and U.S. and global equities (large cap growth, all cap growth, global core) and alpha strategies (LIBOR plus and absolute return). Payden is located at 333 S. Grand Avenue, Los Angeles, California 90071. As of December 31, 2006, Payden managed approximately $50 billion in assets.

Christopher Onrdorff, CFA, is a managing principal at Payden who oversees the equity strategy group and is co-portfolio manager of the large-cap growth and global equity strategies. Mr. Orndorff is a member of the firm’s Investment Policy Committee and the Executive Committee of the board of directors. He is a trustee of The Payden & Rygel Investment Group, the sponsor of the Paydenfunds, for which Payden is the investment adviser. He is frequently quoted in the press, having published numerous articles and co-authored three books on investing. Prior to joining Payden, Mr. Orndorff was a vice president at the Northern Trust Company in Chicago, managing domestic and global institutional fixed-income portfolios. He is a member of the CFA Society of Los Angeles, the CFA Institute and the Investment Counsel Association of America, Inc. He also serves as a Trustee of Westridge School and on the board of the Pasadena American Baseball Little League. Mr. Orndorff holds the Chartered Financial Analyst designation. He earned an MBA with an emphasis in Finance and international business from the University of Chicago, and a BS in Finance from Miami University in Ohio.

James Wong, CFA, is a principal and co-portfolio manager of both the large-cap growth and global equity strategies at Payden. He has worked with the two products since their inception. Prior to joining Payden, Mr. Wong was a trader at the Union Bank of Switzerland where he focused on mortgage-backed securities. Previously, he was in the mergers and acquisitions group at Salomon Brothers Inc. Mr. Wong holds the Chartered Financial Analyst designation and the National Association of Securities Dealers’ series 7, 3 and 63 licenses. He earned an MBA degree from The Anderson School at the University of California, Los Angeles with an emphasis in Finance. Mr. Wong received a BS degree in Finance from The Wharton School at the University of Pennsylvania.

5

Quest

Wilshire has entered into a sub-advisory agreement with Quest, effective February 1, 2007, to manage a portion of the Portfolio, subject to the supervision of Wilshire and the Company’s Board. Quest is located at 1 SW Columbia Street, Suite 1100, Portland, Oregon 97258. As of December 31, 2006, Quest managed approximately $2.01 billion in assets. Quest’s investment team is comprised of Cameron M. Johnson, Douglas P. Goebel, CFA, E. Adrian Hamilton, Monte L. Johnson, Garth R. Nisbet, CFA, and Gregory G. Sherwood. Mr. Johnson is the Chief Executive Officer of the firm and has 16 years of business experience in investment research and management. Mr. Goebel is Senior Vice President of the firm. He has 15 years of business experience in investment research and management. E. Adrian Hamilton is Vice President of Quest and has 34 years of business experience in investment research and management. Mr. Johnson is the Chairman of the firm. He has 40 years of business experience in investment research and management. Mr. Nisbet is Senior Vice President of the firm and he has 21 years of business experience in investment research and management. Prior to joining Quest, Mr. Nisbet held the position of Chief Investment Officer at Crabbe Huson. Mr. Sherwood is the President of the firm and has 19 years of business experience in investment research and management.

Renaissance

Wilshire has entered into a sub-advisory agreement with Renaissance, effective February 1, 2007, to manage a portion of the Portfolio, subject to the supervision of Wilshire and the Company’s Board. Renaissance, located at 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, is a registered investment advisory firm specializing in Large Cap Growth, Small Cap Growth, SMID Growth and International equity products, as well as Balanced and Tactical Asset Allocation portfolio management services. As of December 31, 2006, Renaissance managed approximately $6.0 billion in assets. Michael Schroer, Chief Investment Officer, is the portfolio manager that is responsible for the day-to-day management of Renaissance’s portion of the Portfolio. Mr. Schroer has 24 years of investment experience, and has been with Renaissance since 1984. As Chief Investment Officer and Managing Partner for Renaissance, he supervises the management and direction of the firm’s investment research efforts, as well as, determining overall portfolio strategy.

Sawgrass

Wilshire has entered into a sub-advisory agreement with Sawgrass, effective February 1, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company’s Board. Sawgrass, located at 1579 The Greens Way, Suite 20, Jacksonville Beach, Florida 32250, is a registered investment advisory firm specializing in Large Capitalization Growth Equity. As of December 31, 2006, Sawgrass managed approximately $1.3 billion in assets. Sawgrass’ investment team is comprised of four Chartered Financial Analysts solely focused on growth investing. Martin LaPrade, CFA, is the firm’s lead large cap growth portfolio manager and is primarily responsible for the day-to-day management of Sawgrass’ portion of the Portfolio.

Martin Laprade, CFA, is the lead portfolio manager for Sawgrass’ portion of the Portfolio and has over 29 years of investment experience. Mr. LaPrade is a Partner at Sawgrass and a member of the firm’s management committee. As a member equity research committee, he is responsible for merging quantitative equity models with specific security selection. Prior to Sawgrass, he was an equity portfolio manager with Barnett Capital Advisors, Inc. where he was an integral part of the institutional investment team and research committee. Mr. LaPrade received his B.S. in Accounting from Furman University. He is

6

a member of the CFA Society of Jacksonville and has earned the Chartered Financial Analyst (CFA) designation from The CFA Institute, of which he is also a member.

Dean McQuiddy, CFA, offers a macro critique of Sawgrass’ portion of the Portfolio and has 24 years of investment experience. Mr. McQuiddy is a founding Principal of Sawgrass and directs the firm’s equity management and research efforts.

Patrick Riley, CFA, generates new ideas for Sawgrass’ portion of the Portfolio and has over 16 years of investment experience. Mr. Riley is a founding Partner of Sawgrass and serves as an Assistant Portfolio Manager on the small cap growth equity portfolios, and serves on the equity management research committee with direct responsibility for the firm’s quantitative proprietary research modeling system.

Marc Davis, CFA provides a fundamental review of new ideas once securities have been identified for possible inclusion into Sawgrass’ portion of the Portfolio. Mr. Davis has 10 years of investment experience and serves on the firm’s equity management research committee. He is primarily responsible for quantitative and fundamental search.

Victory

Wilshire has entered into a sub-advisory agreement with Victory, effective February 1, 2007, to manage a portion of the Portfolio, subject to the supervision of Wilshire and the Company’s Board. Victory, located at 127 Public Square, Cleveland, Ohio 44114, is a New York corporation registered as an investment adviser with the SEC and manages assets for institutions and individuals. Victory, a second-tier subsidiary of KeyCorp, had $60.9 billion in assets under management as of December 31, 2006. An investment committee, comprised of three portfolio managers who are supported by a dedicated research team, is primarily responsible for the day-to-day management of Victory’s portion of the Portfolio. The investment committee is lead by Erick F. Maronak, and includes Scott R. Kefer and Jason E. Dahl.

Erick F. Maronack, has been the Chief Investment Officer, a Senior Portfolio Manager and a Senior Managing Director with Victory NewBridge Capital Management, a division of Victory, since July 2003. In his capacity as CIO, Mr. Maronak oversees the investment decisions for the Victory NewBridge Growth product. From 1999 to July 2003, he was the Director of Research for NewBridge Partners, LLC.

Scott R. Kefer, is a Chartered Financial Analyst Charter Holder, and a Portfolio Manager and Managing Director with Victory NewBridge Capital Management, a division of Victory. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC.

Jason E. Dahl, is a Chartered Financial Analyst Charter Holder, and a Portfolio Manager and Managing Director with Victory NewBridge Capital Management, a division of Victory. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS OF THE COMPANY

FOR FUTURE REFERENCE.

7

WILSHIRE MUTUAL FUNDS, INC.

(the “Company”)

Supplement dated March 27, 2007 to the Statement of Additional Information of the Investment and

Institutional Class Shares of the Company dated May 1, 2006

This Supplement information replaces and supersedes any contrary information contained in the Statement of Additional Information.

The following information supplements the information found on page 18 of the Statement of Additional Information entitled “Investment Sub-Advisory Agreements and Fees.”

Effective February 1, 2007, Wilshire entered into seven new sub-advisory agreements (collectively, the “New Sub-Advisory Agreements”) with Columbus Circle Investors (“CCI”), Logan Capital Management, Inc. (“Logan”), Payden & Rygel (“Payden”), Quest Investment Management, Inc. (“Quest”), Renaissance Investment Management (“Renaissance”), Sawgrass Asset Management, L.L.C. (“Sawgrass”) and Victory Capital Management Inc. (“Victory”) to reallocate portions of the Large Cap Growth Portfolio (the “Portfolio”) among the New Sub-Advisers, subject to the supervision of the Board of Directors and Wilshire. Under the Sub-Advisory Agreements, the fees payable to each Sub-Adviser with respect to the Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolio.

The New Sub-Advisory Agreements will continue in force until August 31, 2008, unless sooner terminated as provided in certain provisions contained in those Agreements. Each such Sub-Advisory Agreement will continue in force from year to year thereafter with respect to the Portfolio so long as it is specifically approved for the Portfolio at least annually in the manner required by the 1940 Act.

The following information supplements the information found on page 18 of the Statement of Additional Information entitled “Portfolio Managers.”

CCI

Anthony Rizza, portfolio manager of CCI’s portion of the Portfolio, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2006, information on these other accounts is as follows:

Type of Account	Number	Total Assets (millions)	Number Charged Performance Fees	Total Assets Charged Performance Fees (millions)
Registered investment companies	2	$1,114.9	0	$0
Other pooled investment vehicles	4	$254.0	0	$0
Other advisory accounts	47	$3,425.3	2	$113.8

According to CCI, there are no material conflicts of interest between the portfolio manager’s management of the Portfolio’s investments and the investments of the other accounts they manage.

CCI seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

Base Salary. Portfolio manager is paid a fixed base salary, which depends on the experience and responsibilities of the portfolio manager. The firm’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

Bonus. The portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary based on the experience level and responsibilities of the portfolio manager. Bonus compensation is based upon the performance of the investment strategy for which the portfolio manager is responsible and the role the portfolio manager plays in that performance, plus the value to the firm that the strategy the portfolio manager has provided. Value to the firm is related to the assets under management that employ the portfolio manager’s strategy as well as the part that success and the portfolio manager personally play in overall firm success. Portfolio managers who are partners receive quarterly bonus compensation based upon overall revenue generated by the products for which they are responsible.

Equity Payments. Portfolio managers who are partners of CCI receive quarterly distributions based upon their equity ownership share and firm profitability. CCI believes this structure allows it to retain highly qualified portfolio managers, as it provides the opportunity to share directly in the success of the business. Each portfolio manager is eligible to participate in a competitive benefits package including health and retirement benefits (in the form of a 401(k) plan), which are available to all CCI employees.

As of December 31, 2006, Anthony Rizza beneficially owned no securities of the Portfolio.

Logan

Stephen S. Lee, portfolio manager of Logan’s portion of the Portfolio, is primarily responsible for the day-to-day management of other advisory accounts. As of December 31, 2006, information on these other accounts is as follows:

Type of Account	Number	Total Assets (millions)	Number Charged Performance Fees	Total Assets Charged Performance Fees (millions)
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	58	$524	0	$0

David P. Harrison, portfolio manager of Logan’s portion of the Portfolio, is primarily responsible for the day-to-day management of other advisory accounts. As of December 31, 2006, information on these other accounts is as follows:

Type of Account	Number	Total Assets (millions)	Number Charged Performance Fees	Total Assets Charged Performance Fees (millions)
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	24	$518	0	$0

Dana H. Stewardson, portfolio manager of Logan’s portion of the Portfolio, is primarily responsible for the day-to-day management of other advisory accounts. As of December 31, 2006, information on these other accounts is as follows:

Type of Account	Number	Total Assets (millions)	Number Charged Performance Fees	Total Assets Charged Performance Fees (millions)
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	58	$57	0	$0

Al Besse, portfolio manager of Logan’s portion of the Portfolio, is primarily responsible for the day-to-day management of other advisory accounts. As of December 31, 2006, information on these other accounts is as follows:

Type of Account	Number	Total Assets (millions)	Number Charged Performance Fees	Total Assets Charged Performance Fees (millions)
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	28	$24	0	$0

According to Logan, there are no material conflicts of interest between the portfolio managers’ management of the Portfolio’s investments and the investments of the other accounts they manage.

Summary of portfolio managers’ compensation:

Key portfolio managers are equity shareholders in the firm and therefore have a direct interest in its success. Portfolio managers are compensated via salary and variable bonuses based on the profitability of the firm. Logan has an active employee stock option plan for other key employees, and has used this plan to attract new talent to the firm. Staff is compensated on a salary, bonus and/or profit sharing arrangement.

As of December 31, 2006, Stephen S. Lee, David P. Harrison, Dana H. Stewardson and Al Besse beneficially owned no shares of the Portfolio.

Payden

Christopher N. Orndorff, portfolio manager of Payden’s portion of the Portfolio, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2006, information on these other accounts is as follows:

Type of Account	Number	Total Assets (millions)	Number Charged Performance Fees	Total Assets Charged Performance Fees (millions)
Registered investment companies	3	$158	0	$0
Other pooled investment vehicles	2	$91	0	$0
Other advisory accounts	22	$1,130	1	$5

James T. Wong, portfolio manager of Payden’s portion of the Portfolio, is primarily responsible for the day-to-day management of other registered investment companies and other pooled investment vehicles. As of December 31, 2006, information on these other accounts is as follows:

Type of Account	Number	Total Assets (millions)	Number Charged Performance Fees	Total Assets Charged Performance Fees (millions)
Registered investment companies	3	$158	0	$0
Other pooled investment vehicles	2	$91	0	$0
Other advisory accounts	22	$1,130	1	$5

Portfolio managers and other investment personnel are paid competitive salaries by Payden. In addition, they may receive bonuses based on the overall profit of the firm and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual’s contribution to the investment team(s), contributions to the firm overall and other factors.

As of December 31, 2006, Christopher N. Orndorff and James T. Wong beneficially owned no shares of the Portfolio.

Quest

Quest’s Investment Committee, portfolio managers of Quest’s portion of the Portfolio, is primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2006, information on these other accounts is as follows:

Type of Account	Number	Total Assets (millions)	Number Charged Performance Fees	Total Assets Charged Performance Fees (millions)
Registered investment companies	1	$44.6	0	$0
Other pooled investment vehicles	13	$131.3	0	$0
Other advisory accounts	82	$1,834	0	$0

Quest’s Investment Committee includes: Douglas P. Goebel, CFA, E. Adrian Hamilton, Cameron M. Johnson, Monte L. Johnson, Garth R. Nisbet, CFA, and Gregory G. Sherwood.

According to Quest, there are no material conflicts of interest between the portfolio managers’ management of the Portfolio’s investments and the investments of the other accounts Quest manages.

Portfolio manager compensation is not tied to performance of any product or specific account. Portfolio managers are paid a base annual salary which may include a year-end bonus that is based on the overall profitability of the firm rather than any specific product or account.

As of December 31, 2006, none of the portfolio managers listed above beneficially owned any shares of the Portfolio.

Renaissance

Michael Schroer, portfolio manager of Renaissance’s portion of the Portfolio, is responsible for the day-to-day management of other registered investment companies and other advisory accounts. As of December 31, 2006, information on these other accounts is as follows:

Type of Account	Number	Total Assets (millions)	Number Charged Performance Fees	Total Assets Charged Performance Fees (millions)
Registered investment companies	3	$181.9	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	378	$4,257	0	$0

According to Renaissance, there are no material conflicts of interest between the portfolio manager’s management of the Portfolio’s investments and the investments of the other accounts he manages.

Each Renaissance portfolio manager is either a Managing Partner or Partner in the firm. Partners receive distributions from the company, representing a set percentage of the revenues. Additionally, each Managing Partner is compensated through an equal share of the bottom line profits of the organization. There are no current or planned incentive arrangements.

As of December 31, 2006, Mike Schroer did not beneficially own shares of the Portfolio.

Sawgrass

Marty LaPrade, CFA, lead portfolio manager of Sawgrass’ portion of the Portfolio, is primarily responsible for the day-to-day management of other advisory accounts. As of December 31, 2006, information on these other accounts is as follows:

Type of Account	Number	Total Assets (millions)	Number Charged Performance Fees	Total Assets Charged Performance Fees (millions)
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	40	$371	1	$6

Dean McQuiddy, CFA, portfolio manager of Sawgrass’ portion of the Portfolio, is primarily responsible for the day-to-day management of other advisory accounts. As of December 31, 2006, information on these other accounts is as follows:

Type of Account	Number	Total Assets (millions)	Number Charged Performance Fees	Total Assets Charged Performance Fees (millions)
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	13	$56	0	$0

According to Sawgrass, there are no material conflicts of interest between the portfolio managers’ management of the Portfolio’s investments and the investments of the other advisory accounts they manage.

As Partners of Sawgrass investments, the portfolio managers receive a competitive base compensation supplemented by an annual distribution representing a share of the firm’s profitability. All Sawgrass employees are eligible to participate in the Sawgrass 401k defined contribution plan which incorporates a company match.

As of December 31, 2006, Marty LaPrade and Dean McQuiddy beneficially owned no shares of the Portfolio.

Victory

An investment committee, comprised of three portfolio managers who are supported by a dedicated research team, is also primarily responsible for the day-to-day management of other registered investment company and advisory accounts. The investment committee is led by Erick F. Maronak, and includes Scott R. Kefer and Jason E. Dahl. As of December 31, 2006, information on these other accounts is as follows:

Type of Account	Number	Total Assets (millions)	Number Charged Performance Fees	Total Assets Charged Performance Fees (millions)
Registered investment companies	1	$5	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other advisory accounts	3,301	$998	0	$0

According to Victory, there are no material conflicts of interest between the portfolio managers’ management of the Portfolio’s investments and the investments of the other accounts they manage.

As of December 31, 2006, Erick F. Maronak, Scott R. Kefer and Jason E. Dahl did not beneficially own any shares of the Portfolio.

Each portfolio manager receives a base salary plus an annual incentive bonus for managing the Portfolio, other investment companies and other accounts. A manager’s base salary is dependent on the manager’s level of experience and expertise. Victory monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager’s annual incentive bonus is based on the manager’s individual and investment performance results. Victory establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. This target is set at a percentage of base salary, generally ranging from 40% to 150%. Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting. Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp’s corporate philosophy and values, such as leadership and teamwork. Investment performance is based on investment performance of the portfolio manager’s accounts relative to a selected peer group(s), and is assigned a 50% weighting. The overall performance results of all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. The manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results. For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below- average performance may result in an incentive bonus as low as zero. Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and three year rolling performance. Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Portfolio’s portfolio managers may participate either in Victory’s long-term incentive plan, the results for which are based on Victory’s business results (the “Victory Incentive Plan”), or may receive options on KeyCorp common stock (the “KeyCorp Incentive Plan”), or both. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority. Mr. Maronak, Mr. Kefer, and Mr. Dahl participate in the Victory Incentive Plan and the KeyCorp Incentive Plan.

The following information is in addition to the information found on page 30 of the Statement of Additional Information entitled “Proxy Voting Policies and Procedures.”

CCI

CCI has adopted standard voting parameters addressing the vast majority of proxy matters with which it is familiar, and outsources the function of voting clients’ proxies in accordance with these parameters to Institutional Shareholders Services (ISS). CCI delegates certain authority to ISS to determine whether extenuating circumstances are presented by a proxy vote that would require additional vote-specific analysis beyond the application of CCI’s voting parameters. CCI further regularly reviews its proxy voting practice to determine whether any material conflicts of interest are present. CCI’s clients include publicly traded companies in which clients’ assets may be invested. Proxies issued by these companies will be voted according to CCI’s general parameters. In the event of a vote involving a conflict of interest that does not meet the specific voting parameters of CCI’s proxy voting guidelines or requiring additional company-specific-decision-making, CCI will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Logan

Logan has engaged Institutional Shareholder Services (ISS) to make voting recommendations and manage the voting process. Logan maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Logan’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

By retaining the services if ISS to provide arm’s-length proxy voting recommendations which favor the clients’ best economic interests, potential conflicts of interest are avoided. However, should Logan become aware of any conflicts that exist between the interests of Logan and the client, Logan’s investment committee will review the relationship of Logan with the issuer of each security to determine if Logan or any of its employees has any financial, business or personal relationship with the issuer. If a material conflict of interest exists, Logan’s investment committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation. Logan will maintain a record of the voting resolution of any conflict of interest.

In instances where ISS has a conflict of interest, a meeting is held with the Logan investment committee to collaboratively decide how the vote should be cast. Once a decision is made, it will be communicated to the proxy coordinator for disposition. Proxy voting reports are available at any time for any period.

Payden

Over time, the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, “poison pills” and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

Absent special client circumstances or specific client policies or instructions, Payden will vote as follows on the issues listed below:

•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.
•	Vote for programs that permit an issuer to repurchase its own stock.
•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).
•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).
•	Vote for management proposals on the retention of its independent registered public accounting firm.
•	Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden’s general policy is to take a position in favor of policies that are designed to advance the economic value of the issuer. Further, Payden’s policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. From time to time, Payden may purchase for one client’s portfolio securities that have been issued by another client. Payden does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden. For example, Payden may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden has purchased Alpha Company’s securities for the account of Beta Company, another Payden client. Moreover, Beta Company’s policies would suggest Payden should vote against the position put forward by Alpha Company’s management. However, voting against Alpha Company management may harm Payden’s relationship with Alpha Company’s management. Thus, Payden may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

To ensure that proxy votes are voted in a client’s best interest and unaffected by any conflict of interest that may exist, Payden will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:

1.	If one of Payden’s general proxy voting policies described above applies to the proxy issue in question, Payden will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden.

2.	However, if the general proxy voting policy does not further the interests of the client, Payden will then seek specific instructions from the client.

Quest

Quest Investment Management, Inc., as a matter of policy and as a fiduciary to Quest’s clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Quest maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Quest’s proxy policies and practices. Quest’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

In the absence of specific voting guidelines from the client, Quest will vote proxies in the best interests of each particular client. Quest’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Quest’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities. Quest will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditor’s non-audit services. Quest will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In reviewing proposals, Quest will further consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.

Douglas Goebel, Senior Vice President of Quest, has the responsibility for the implementation and monitoring of Quest’s proxy voting policy, practices, disclosures and record keeping. Mr. Goebel will identify any conflicts that exist between the interests of the Quest and the client by reviewing the relationship of Quest with the issuer of each security to determine if Quest or any of its employees has any financial, business or personal relationship with the issuer. If a material conflict of interest exists, the Chief Compliance Officer, Mr. Monte Johnson, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation. The interests of Quest’s clients are paramount to those of Quest. This is the overriding principle in resolving material conflicts of interest on proxy matters. In general terms, examples of potential conflicts of interest include, but are not limited to, the following:

•	Quest or any related company managing the pension for a Company soliciting proxies
•	Quest or any related company administering the employee benefit plan for a company soliciting proxies.
•	Quest or any related company providing brokerage, underwriting, insurance or baking services for a company soliciting proxies.
•	Quest or any related company managing money for an employee group.

It is the opinion of Quest Investment Management that the occurrence of such conflicts of interest would be infrequent due to the nature of Quest’s business (i.e., no related companies providing brokerage, banking, etc.) and the composition of Quest’s client list (i.e., primarily individuals, Taft-Hartley pensions and endowments). Quest will maintain a record of the voting resolution of any conflict of interest.

Renaissance

In an effort to manage the process of information gathering and voting proxies, Renaissance has outsourced proxy voting to Institutional Shareholder Services (“ISS”), a leading provider of proxy voting and corporate governance services. All issuer’s proxy ballots are sent directly to ISS from the custodians. ISS researches the proxy issues and provides a voting recommendation based upon its own proxy-voting manual and guidelines utilized consistently among all clients, and administer voting each proxy. Ultimately, Renaissance maintains the right to determine the final vote. If ISS has a material conflict of interest, the voting decision is made by the Renaissance Proxy Voting Committee after a conflict of interest screening is administered to all voters by the Chief Compliance Officer. The Proxy Voting Committee is composed of the same voting members as the Renaissance Investment Committee.

When an account transitions to Renaissance, Renaissance typically liquidates some or all of the securities held in the account in order to begin managing the account in accordance with the Renaissance investment strategy that the client has selected. In the event that a transitioning account has securities which have a record date during the transition period, Renaissance generally abstains from voting those securities that it intends to liquidate. Renaissance will use reasonable efforts to vote proxies for the securities in a transitioning account that will remain in the account, but for administrative reasons relating to the transition Renaissance cannot guarantee that all such proxies will be voted.

Renaissance portfolio managers will conduct a periodic review to ensure that ISS has voted all eligible clients’ proxies according to the proxy voting guidelines.

Sawgrass

Sawgrass recognizes its primary fiduciary responsibility to vote proxies in the interest of clients and in compliance with regulatory authorities. Sawgrass employs ISS to assist in the research and voting process. Sawgrass believes the retention of an outside expert in this area is value added to the client.

Sawgrass reviews the critical issues and recommendations made by ISS. Corporate governance practices are a critical element in the proxy voting process, and Sawgrass uses the proxy voting process to help encourage good corporate governance.

The Chief Compliance Officer (CCO) of Sawgrass has overall responsibility for the implementation and monitoring of Sawgrass’ Proxy Voting Policy, practices, disclosures and record keeping. The policies are designed to assure that proxies are voted in the best interests of shareholders or fund participants. The CCO in concert with the portfolio manager will identify any potential conflicts of interests that could arise as a result of any business relationships that Sawgrass or any of its employees may have with the issuer. In the event of a material conflict of interest, the CCO would determine the appropriateness of disclosing such conflict to client and offering to allow client to vote the proxies themselves or confirming that such proxies are voted according to pre-set rules and other objective criteria as may be recommended by a third party voting recommendation. In all cases, the interests of clients will take precedence to those of Sawgrass and its staff. Potential areas of conflict could include, but are not limited to, the following: (i) Sawgrass Asset Management acting in the capacity as investment manager either for a company soliciting proxy votes or an employee benefit plan that it sponsors; (ii) Sawgrass having a material business relationship with a company seeking proxy votes; and (iii) Sawgrass actively seeking investment management business from a prospective client which is soliciting proxy votes.

It is the opinion of Sawgrass CCO that conflicts of interest have been mitigated by the establishment of objective guidelines governing the voting of proxy shares and by the engagement of an outside third party organization to assist in the implementation of these guidelines.

Victory

Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets. In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•	the direction and guidance, if any, provided by the document establishing the account relationship
•	principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

Additionally,

•	reasonable efforts will be made to monitor and keep abreast of corporate actions
•	all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available
•	a written record of such voting will be kept by Victory or its designated affiliate
•	the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities (subject to the review of Victory’s appropriate Chief Investment Officer).

Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities. The guidelines are intended to assist in voting proxies and are not to be considered rigid rules. Victory’s Proxy Committee is directed to apply these guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account. Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, a Senior Portfolio Manager, and Head of Fund Administration. Approval is based on majority votes of the Proxy Committee.

Victory’s Proxy Committee determines how proxies will be voted, or in those instances where Victory has sole or shared voting authority over client securities, recommendations will be made. Proxies are presented to the committee through the Corporate Actions Department. Actual votes are submitted by the Corporate Actions Department and/or the Proxy Committee. Decisions are based exclusively with the best interest of shareholders in mind.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable. Victory’s Proxy Committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. Victory’s Proxy Committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When Victory’s Proxy Committee decides to vote against a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception is recorded.

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, Victory’s Proxy Committee will:

•	Vote the proxy in accordance with the proxy voting guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue
•	Determine whether a vote for, or against, the proxy is in the best interest of the client’s account, in the event that the proxy voting guidelines are inapplicable
•	Document the nature of the conflict and the rationale for the recommended vote
•	Solicit the opinions of KeyCorp’s Chief Risk Officer, Chief Compliance Officer, or their designee, or consult an external, independent adviser
•	Report any such proxy votes to the Victory Board of Directors.

If a member of Victory’s Proxy Committee has a conflict (e.g. — family member on board of company), he/she will not vote or will recuse himself/herself from voting.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION OF THE COMPANY

FOR FUTURE REFERENCE.

10